U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                           January 2001 (October 2000)



                                 SURGICARE, INC.
                 (NAME OF SMALL BUSINESS ISSUER IN ITS CHARTER)


           DELAWARE                                     58-1597246
(STATE OR OTHER JURISDICTION OF            (I.R.S. EMPLOYER IDENTIFICATION NO.)
   INCORPORATION OR ORGANIZATION)


    6699 CHIMNEY ROCK, SUITE 105
          HOUSTON, TEXAS                                   77081
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                 (ZIP CODE)

ISSUER'S TELEPHONE NUMBER: (713) 665-1406

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     This Form 8-K/A-1 includes the following financial information required to be filed pursuant to Item 7 (Financial Statements and Exhibits) of the Current Report on Form 8-K dated January , 2001.

(a) Financial Statements of Businesses Acquired and to be
    Acquired:

     1.   Independent Auditors' Report.

     2. Audited statement of net assets acquired and to be acquired as of December 31, 1999, and statement of revenues and operating expenses for the year then ended of Health First Memorial Village Surgery Center LTD. The financial statements of Health First Memorial Village Surgery Center LTD present the net assets acquired and to be acquired by SurgiCare, Inc. and the related revenues and operating expenses, and are not intended to be a complete presentation of Health First Memorial Village Surgery Center LTD financial position and results of operations.

     3. Unaudited statement of net assets acquired and to be acquired as of September 30, 2000, and unaudited statements of revenues and operating expenses for the 9 months ended September31, 1999 and 2000 Health First Memorial Village Surgery Center LTD. The unaudited financial statements for Health First Memorial Village Surgery Center LTD present the net assets acquired and to be acquired by SurgiCare, Inc. and the related revenues and operating expenses, and are not intended to be a complete presentation of Health First Memorial Village Surgery Center LTD financial position and results of operations.

     4.   Notes to financial statements

(b)      Pro Forma Financial Information:

     1. Unaudited pro forma combined balance sheet of SurgiCare, Inc. as of September 30, 2000 and statements of earnings for the year ended December 31, 1999 and the nine months ended September 30, 2000.

     2. Notes to unaudited pro forma combined balance sheet and statements of earnings.
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